UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2026

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

As previously disclosed, on November 10, 2025, TreeHouse Foods, Inc., a Delaware corporation (“TreeHouse” or the “Company”), Industrial F&B Investments II, Inc., a Delaware corporation (“Investindustrial”), and Industrial F&B Investments III, Inc., a Delaware corporation and a wholly owned subsidiary of Investindustrial (“Merger Sub”), announced they had signed an Agreement and Plan of Merger, dated as of November 10, 2025 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into TreeHouse, with TreeHouse continuing as the surviving corporation (the “Merger”). On December 17, 2025, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”), and on December 29, 2025, the Company filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”), in each case with respect to the special meeting of the Company’s stockholders in connection with the Merger scheduled to be held virtually on January 29, 2026 at 9:00 a.m. Central Time (the “Special Meeting”).

In connection with the Merger, 13 demand letters have been received by the Company sent on behalf of, and three complaints have been filed on behalf of, purported stockholders of the Company challenging the adequacy of certain disclosures made in the Preliminary Proxy Statement and the Definitive Proxy Statement (collectively, the “Stockholder Actions”). Two complaints were filed in the Supreme Court of the State of New York, County of New York, and are captioned Kent v. TreeHouse Foods, Inc., et al., Index No. 650181/2026 (N.Y. Sup. Ct. Jan. 8, 2026) and Smith v. TreeHouse Foods, Inc., et al., Index No. 650093/2026 (N.Y. Sup. Ct. Jan. 6, 2026), respectively. One complaint was filed in the Circuit Court of DuPage County, Illinois, County Department, Chancery Division, and is captioned Elstein v. DeWitt, et al., Case Number 2026CH000010. The Company believes that the allegations in the Stockholder Actions are without merit.

The Company denies that the Definitive Proxy Statement is deficient in any respect. The Company denies that it has violated any laws or breached any duties to the Company’s stockholders, denies all allegations in the Stockholder Actions, and believes no supplemental disclosure to the Definitive Proxy Statement was or is required under any applicable law, rule, or regulation. However, solely to eliminate the burden and expense of potential litigation, to moot plaintiffs’ unmeritorious disclosure claims, and to avoid potential delay or disruption to the Merger, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. The Company believes that the disclosures set forth in the Definitive Proxy Statement comply fully with applicable law and nothing in the below supplemental disclosures will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.

To the extent that information in the below supplemental disclosures differs from, or updates information contained in, the Definitive Proxy Statement, the information in the below supplemental disclosures will supersede or supplement the information in the Definitive Proxy Statement. Except as otherwise described in the below supplemental disclosures, the Definitive Proxy Statement, the annexes to the Definitive Proxy Statement and the documents referred to, contained in or incorporated by reference in the Definitive Proxy Statement are not otherwise modified, supplemented or amended.

Supplemental Disclosures to Definitive Proxy Statement

The following information supplements the Definitive Proxy Statement, and should be read in conjunction with the Definitive Proxy Statement, which is available at the SEC’s website, www.sec.gov, and which should be read in its entirety, including the annexes thereto. The information contained in this supplement is incorporated by reference into the Definitive Proxy Statement. All page references and paragraph headings in the information below are references to pages and headings in the Definitive Proxy Statement, and the terms used below have the meanings set forth in the Definitive Proxy Statement. The supplemental disclosures are identified below by bold, underlined text. ~~Stricken-through text~~ shows text being deleted from a referenced disclosure in the Definitive Proxy Statement.

SUPPLEMENTAL DISCLOSURES TO PROXY STATEMENT

The disclosure under the subsection captioned “Background of the Merger” is hereby amended and supplemented by adding the following to the third full paragraph on page 34 of the Definitive Proxy Statement (with new text in bold and underlined):

On November 9, 2025, the Board held a meeting, which included representatives of senior management, Goldman Sachs and Jones Day. At this meeting, Mr. Oakland provided an update regarding his discussions with Investindustrial. Representatives of Jones Day also reviewed with the Board their fiduciary duties in light of a potential transaction as well as a summary of the material terms of the merger agreement and draft CVR agreement, copies of which had been previously provided to the board. Also at this meeting, representatives of senior management confirmed to the Board that no discussions with Investindustrial had taken place regarding employment of senior executives after the consummation of the transaction. Representatives of Goldman Sachs then discussed with the Board its financial analyses of the potential transaction and rendered its oral opinion to the Board, subsequently confirmed by delivery of a written opinion, dated November 10, 2025, that, as of such date and based upon and subject to the factors, procedures, qualifications, limitations and assumptions set forth in such opinion, the Merger Consideration to be paid to the stockholders of the Company (other than Parent and its affiliates) pursuant to the Merger Agreement was fair from a financial point of view to such holders (as described in the section below entitled “Opinion of TreeHouse Foods’ Financial Advisor”).

The disclosure under the subsection captioned “Opinion of TreeHouse Foods’ Financial Advisor” is hereby amended and supplemented by adding the following to the first full paragraph on page 40 of the Definitive Proxy Statement (with deleted text ~~stricken through~~ and new text in bold and underlined):

Goldman Sachs then calculated the present value of CVR proceeds to be paid to the holders (other than Parent and its affiliates) of shares of TreeHouse Foods common stock pursuant to the Merger Agreement and Form of CVR Agreement as follows. Using the Estimates, Goldman Sachs took the range of post-tax litigation net proceeds and multiplied the low end of the ~~it by a~~ range ~~of retention~~ by ~~such holders of~~ 0% and the upper end of the range by ~~to~~ 85%, in accordance with the Merger Agreement and the Form of CVR Agreement, to determine the low end and upper end of the net CVR proceeds to such holders. Goldman Sachs then divided the net CVR proceeds to such holders by the number of fully diluted outstanding shares of Treehouse Foods, as provided by and approved for Goldman Sachs’ use by the management of TreeHouse Foods, using the treasury stock method, to derive a range of illustrative values of net CVR proceeds to such holders. Goldman Sachs then discounted these values per share of TreeHouse Foods common stock to September 30, 2025, using an estimated weighted average cost of capital of 8.0%. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model. This analysis resulted in a range of implied present values of $0 to $9.48 per share of TreeHouse Foods common stock. Goldman Sachs then applied the range of implied present values of net CVR proceeds to such holders of $0 to $9.48 and added it to the cash portion of the Merger Consideration of $22.50 to derive an illustrative range of the consideration, including the cash and CVR portions of the Merger Consideration, of $22.50 to $31.98.

The disclosure under the subsection captioned “Opinion of TreeHouse Foods’ Financial Advisor” is hereby amended and supplemented by adding the following to the third full paragraph on page 40 of the Definitive Proxy Statement (with new text in bold and underlined):

Goldman Sachs derived ranges of illustrative enterprise values for TreeHouse Foods by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for TreeHouse Foods the amount of TreeHouse Foods’ total debt and debt-like items of approximately $1.734 billion (including factored receivables and pension liabilities) and added the amount of TreeHouse Foods’ cash and cash equivalents of approximately $21 million, each as provided by and approved for Goldman Sachs’ use by the management of TreeHouse Foods, to derive a range of illustrative equity values for TreeHouse Foods. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of TreeHouse Foods common stock of approximately 51.75 million, as provided by and approved for Goldman Sachs’ use by the management of TreeHouse Foods, using the treasury stock method, to derive a range of illustrative present values per share of TreeHouse Foods common stock, excluding any Net Litigation Proceeds, ranging from $20.51 to $28.10.

The disclosure under the subsection captioned “Opinion of TreeHouse Foods’ Financial Advisor” is hereby amended and supplemented by adding the following to the second full paragraph on page 41 of the Definitive Proxy Statement (with deleted text ~~stricken through~~ and new text in bold and underlined):

Goldman Sachs then subtracted the amount of TreeHouse Foods’ ~~total~~ net debt ~~and debt-like items (including factored receivables and pension liabilities) and added the amount of TreeHouse Foods’ cash and cash equivalents~~ for each of the fiscal years 2026 to 2027 of approximately $1,522 million and $1,374 million, respectively (in each case including factored receivables and pension liabilities), each as provided by and approved for Goldman Sachs’ use, by the management of TreeHouse Foods, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for TreeHouse Foods for each of the fiscal years 2026 to 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of TreeHouse Foods common stock of approximately 51.75 million, using the treasury stock method, for each of fiscal years 2026 to 2027, calculated using information provided by and approved for Goldman Sachs’ use by the management of TreeHouse Foods, to derive a range of implied future values per share of TreeHouse Foods common stock. Goldman Sachs then discounted these implied future equity values per share of TreeHouse Foods common stock to September 30, 2025, using an illustrative discount rate of 9.5%, reflecting an estimate of TreeHouse Foods’ cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values, excluding any Net Litigation Proceeds, of $20.00 to $29.41 per share of TreeHouse Foods common stock.

The disclosure under the subsection captioned “Opinion of TreeHouse Foods’ Financial Advisor” is hereby amended and supplemented by adding the following to the first full paragraph under the table on page 42 of the Definitive Proxy Statement (with new text in bold and underlined):

Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM adjusted EBITDA multiples of 7.5x to 12.0x to TreeHouse Foods’ LTM adjusted EBITDA as of September 30, 2025, as provided by and approved for Goldman Sachs’ use by the management of TreeHouse Foods, to derive a range of implied enterprise values for TreeHouse Foods, excluding any Net Litigation Proceeds. Goldman Sachs then subtracted the amount of TreeHouse Foods’ total debt and debt-like items of approximately $1.734 billion (including factored receivables and pension liabilities) and added the amount of TreeHouse Foods’ cash and cash equivalents of approximately $21 million as of September 30, 2025, each as provided by and approved for Goldman Sachs’ use by the management of TreeHouse Foods, and divided the result by the number of fully diluted outstanding shares of TreeHouse Foods common stock of approximately 51.75 million as of September 30, 2025, as provided by and approved for Goldman Sachs’ use by the management of TreeHouse Foods, to derive a reference range of implied values per share of TreeHouse Foods common stock, excluding any Net Litigation Proceeds, of $16.32 to $45.96 which compares to the cash portion of the Merger Consideration of $22.50.

The disclosure under the subsection captioned “Opinion of TreeHouse Foods’ Financial Advisor” is hereby amended and supplemented by adding the following to the second full paragraph under the table on page 42 of the Definitive Proxy Statement (with deleted text ~~stricken through~~ and new text in bold and underlined):

Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from January 1, 2015 through November 7, 2025 involving a public company ~~in the private label foods industry~~ based in the United States as the target where the disclosed enterprise values for the transaction were between $1.0 billion and $5.0 billion and the target was trading at less than 50% of its 52-week high. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premiums of the price paid in the 27 transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 42% across the period. This analysis also indicated a 25th percentile premium of 21% and 75th percentile premium of 72% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 21% to 72% to the undisturbed closing price per share of TreeHouse Foods common stock of $16.30 as of September 26, 2025, and calculated a range of implied equity values per share, excluding any Net Litigation Proceeds, of $19.76 to $28.05 which compares to the cash portion of the Merger Consideration of $22.50.

The disclosure under the subsection captioned “Opinion of TreeHouse Foods’ Financial Advisor” is hereby amended and supplemented by adding the following to the first full paragraph on page 44 of the Definitive Proxy Statement (with deleted text ~~stricken through~~):

As of November 10, 2025, Goldman Sachs Affiliated Entities had (1) no direct GS Principal Investment (as defined below) in TreeHouse Foods and/or its affiliates (excluding JANA and its other affiliates), (2) an aggregate direct GS Principal Investment of approximately $24.23 million in Investindustrial and/or its Related Entities (as defined below) ~~(excluding JANA and its other affiliates)~~ and (3) no direct GS Principal Investment in JANA and/or its Related Entities (excluding TreeHouse Foods or its subsidiaries). As of November 10, 2025, funds managed by affiliates of Goldman Sachs Investment Banking were not co-invested with JANA, Investindustrial and their respective affiliates, were invested in equity interests of funds managed by affiliates of Investindustrial, and were not invested in equity interests of funds managed by affiliates of JANA. Funds managed by affiliates of Goldman Sachs may co-invest with, and invest in equity interests of, Investindustrial, JANA and/or their affiliates or funds managed thereby in the future.

Forward-Looking Statements

This Current Report on Form 8-K contains and TreeHouse’s other filings and press releases may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be typically identified by such words as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions among others. Although TreeHouse believes that the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements and any or all of TreeHouse’s forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward-looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, TreeHouse or its businesses or operations. Factors which could cause TreeHouse’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: the risk that the Merger does not close, due to the failure of one or more conditions to closing to be satisfied or waived; the risk that required governmental or TreeHouse’s stockholder approvals of the Merger (including antitrust approvals) will not be obtained or that such approvals will be delayed beyond current expectations; litigation in respect of TreeHouse or the Merger; and disruption from the Merger making it more difficult to maintain customer, supplier, key personnel, and other strategic relationships. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in TreeHouse’s most recent Annual Report on Form 10-K filed with the SEC on February 14, 2025, TreeHouse’s more recent Quarterly Report on Form 10-Q filed with the SEC on November 10, 2025 and Current Reports on Form 8-K filed with the SEC. TreeHouse can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, TreeHouse cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. TreeHouse does not intend, and assumes no obligation, to update any forward-looking statements.

Additional Information and Where to Find It

This communication is being made in respect of the Merger. In connection with the proposed Merger, the Special Meeting of the Company’s stockholders will be held on January 29, 2026, at 9:00 a.m. Central Time, at which Special Meeting the Company’s stockholders will be asked to consider and vote on, among other things, a proposal to approve the proposed Merger and the other transactions contemplated by the Merger Agreement. On December 29, 2025, the Company filed with the SEC the Definitive Proxy Statement, and the Company has filed other relevant documents with the SEC in connection with the special meeting. The Definitive Proxy Statement was first mailed to the Company’s stockholders on or around December 29, 2025, and contains important information about the proposed Merger and related matters. This communication is not a substitute for the Definitive Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The proposals for consideration by the Company’s stockholders regarding the Merger will be made solely through the Definitive Proxy Statement. The proxy statement and other relevant materials, and any other documents filed by TreeHouse with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders of TreeHouse will be able to obtain free copies of the proxy statement through TreeHouse’s website, www.treehousefoods.com, or by contacting TreeHouse by mail at TreeHouse, Inc., Attn: Corporate Secretary, 2021 Spring Road, Suite 600, Oak Brook, IL, 60523.

Participants in the Solicitation

TreeHouse and its respective directors, executive officers, and other members of management and certain of its employees may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information about TreeHouse’s directors and executive officers is included in TreeHouse’s Annual Report on Form 10-K for the year ended 2024 filed with the SEC on February 14, 2025, and the proxy statement for TreeHouse’s annual meeting of stockholders for April 24, 2025, filed with the SEC on March 13, 2025. Additional information regarding these persons and their interests in the Merger is included in the Definitive Proxy Statement relating to the Merger that is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	January 20, 2026	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary